GUIDANCE	VISION	EXPERIENCE	American Beacon Flexible Bond FundSM	Ticker Symbol: A Class: AFXAX C Class: AFXCX Y Class: AFXYX Institutional Class: AXFIX Investor Class: AFXPX
SUMMARY PROSPECTUS	DECEMBER 31, 2012

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated December 31, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund seeks to provide a positive total return regardless of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and on page 59 under “Choosing Your Share Class” in the prospectus and on page 64 under “Additional Purchase and Sale Information for A Class Shares” in the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.06%	1.12%	0.87%	0.80%	1.14%
Acquired Fund Fees and Expense	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(1)	1.95%	2.76%	1.51%	1.44%	1.78%
Expense Reduction and Reimbursement	0.54%	0.60%	0.50%	0.52%	0.49%
Total annual fund operating expenses after expense reduction and reimbursement(2)	1.41%	2.16%	1.01%	0.92%	1.29%
____________

1	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 31, 2013 to the extent that Total Annual Fund Operating Expenses exceed 1.39% for the A Class, 2.14% for the C Class, 0.99% for the Y Class, 0.90% for the Institutional Class, and 1.27% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Summary Prospectus | December 31, 2012	1	American Beacon Flexible Bond Fund

Share class	1 year	3 years	5 years	10 years
A	$612	$1,008	$1,429	$2,599
C	$319	$799	$1,406	$3,047
Y	$103	$428	$776	$1,758
Institutional	$94	$405	$738	$1,680
Investor	$131	$513	$919	$2,055

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$219	$799	$1,406	$3,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment approach is flexible, allocating investments across a wide range of investment opportunities globally to attempt to achieve positive total return regardless of market conditions over a full market cycle. The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments. Fixed-income instruments include obligations issued or guaranteed by the U.S. and non-U.S. governments, their agencies or instrumentalities and political subdivisions, including inflation index linked securities, structured notes including hybrid securities, event-linked bonds, debt securities of supranational organizations, quasi-sovereign debt, emerging markets debt, corporate bonds, convertible and non-convertible notes, convertible debt, municipal securities, trust preferred securities, Rule 144A securities, pay-in-kind securities, variable and floating rate securities, commercial paper, mortgage-backed securities (commercial and residential), repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, collateralized mortgage obligations and other mortgage-related products, asset-backed securities, and bank loans and loan participation interests. The Fund invests in fixed income instruments without restrictions on their credit quality, although under normal market conditions, the Fund’s investments in non-investment grade securities, known also as high yield or “junk” bonds, is limited to 35% of the Fund’s total assets. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets.

The Fund’s investments in derivative instruments include options, futures contracts, forward contracts, warrants, swaps and structured notes. The Fund uses these derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund’s use of derivatives may be extensive.

The Fund may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk.

The Fund’s investments may expose the Fund to U.S. and foreign interest rates. The Fund may also make equity investments, including preferred stocks, common stocks and real estate investment trusts (“REITs”). The Fund may invest in companies of all market capitalizations, including small-and medium-capitalization companies.

In selecting investments for the Fund, the Fund’s sub-advisors develop long- and short-term views of global economic themes suggested by macro-economic factors, interest rates, market cycles, credit cycles and other relevant factors. The sub-advisors seek to capitalize on these themes by investing where opportunities exist by either making long investments where they believe favorable return conditions exist, or by establishing short positions where the lack of absolute return opportunities could result in favorable returns for a short position. The sub-advisors examine the relative risk and return characteristics of each investment to determine the ultimate positioning of their individual portfolios. The Fund’s sub-advisors sell securities when their economic views change and an investment idea, based on its return potential or level of risk no longer fits within their overall macro strategy or when better ideas are uncovered to improve the Fund’s portfolio.

Summary Prospectus | December 31, 2012	2	American Beacon Flexible Bond Fund

The Fund’s weighted average portfolio duration may range from -5 to +8 years depending upon the sub-advisors’ forecast of interest rates and assessment of market risk generally. Duration is a measure of the life expectancy of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Generally, the price of a security with a positive duration will fall when interest rates rise, and vice versa. Moreover, larger absolute values of duration correspond to larger price changes. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates and, conversely, a negative duration of one year generally will increase the price of the security by 1%. The Fund may have a negative weighted average duration through the use of short futures, put option positions and total return swaps. Such instruments have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Flexible Strategy Risk

The Fund uses a variety of investment strategies to provide a positive total return regardless of market conditions. The sub-advisors do not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the sub-advisors expect and portfolio securities may remain over- or under-valued.

Bank Loans and Senior Loan Risk

Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Credit Risk

An issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Summary Prospectus | December 31, 2012	3	American Beacon Flexible Bond Fund

Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund’s investments in derivatives are subject to the following risks:

●
Futures and Forward Contracts.  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

●	Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.

●
Options.  There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

●
Structured Notes.  Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

●
Swap Agreements.  Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Interest rate swaps are subject to interest rate and credit risk. Total return swaps may be subject to credit risk and market risk.

●	Warrants. The value of a warrant does not necessarily change with the value of the underlying securities and ceases to have a value if it is not exercised prior to its expiration date.

Equity Securities Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include preferred stocks, common stocks and real estate investment trusts (“REITs”). Preferred stocks are sensitive to movements in interest rates. In addition, preferred stocks are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Common stocks are subject to market risk, their prices may be volatile at times, and rank below preferred stocks and bonds in claims for dividends or assets of a company in a liquidation or bankruptcy. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. To the extent the Fund invests in securities of small- or mid-capitalization companies, such investments involve greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources.

Foreign Investing & Emerging Markets Risk

Investing in foreign securities, foreign sovereign and quasi-sovereign debt, and American Depositary Receipts (“ADRs”) carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. The risks of foreign investing mentioned above are heightened when investing in emerging markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. At such times, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk

Investing in high yield, below investment-grade securities generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. The prices of fixed income securities or derivatives

Summary Prospectus | December 31, 2012	4	American Beacon Flexible Bond Fund

are also affected by their duration. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Leveraging Risk

The Fund’s use of futures, forward contracts, swaps, reverse repurchase agreements, other derivate instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value to be volatile.

Loan Participation Interests and Investments in Loan Investment Pools Risk

Loan participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may be only able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks as well as the credit risk of the underlying loans. In some cases, these participation interests, whether held directly or indirectly through an interest in a trust or other entity, may be partially “unfunded” meaning that the Fund may be required to advance additional money on future dates.

Market Events

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Municipal Securities Risk

Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they become due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

Non-Diversification Risk

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Summary Prospectus | December 31, 2012	5	American Beacon Flexible Bond Fund

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Rule 144A Securities Risk

Rule 144A securities may be less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Short Sale Risk

Short sales may involve the potential loss of more money than the actual cost of the investment. Third parties to a short sale may fail to honor the contract terms, causing a loss to the Fund.

Supranational Risk

Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities are also subject to credit risk and interest rate risk.

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

➢	Brandywine Global Investment Management, LLC

➢	GAM International Management Ltd. (“GAM”)

➢	Pacific Investment Management Company, LLC (“PIMCO”)

Summary Prospectus | December 31, 2012	6	American Beacon Flexible Bond Fund

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since Fund Inception (2011)
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2011)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2011)

Brandywine Global Investment Management, LLC
David F. Hoffman, CFA Managing Director and Portfolio Manager	Since Fund Inception (2011)
Stephen S. Smith Managing Director and Portfolio Manager	Since Fund Inception (2011)
Jack P. McIntyre, CFA Associate Portfolio Manager and Senior Research Analyst	Since Fund Inception (2011)
Brian R. Hess Associate Portfolio Manager and Senior Research Analyst	Since 2012

GAM
Timothy C.A. Haywood Investment Director	Since Fund Inception (2011)
Daniel Sheard Investment Manager	Since Fund Inception (2011)

PIMCO
Saumil H. Parikh, CFA Managing Director	Since Fund Inception (2011)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $1,000 for C Class shares, $2,500 for A Class or Investor Class shares, $100,000 for Y Class shares, and $250,000 for Institutional Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus | December 31, 2012	7	American Beacon Flexible Bond Fund